"CONFIDENTIAL TREATMENT"


               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 6, 1997


                       ELECTROSOURCE, INC.

     (Exact name of registrant as specified in its charter)



     Delaware                        0-16323                    74-2466304

(State or other jurisdiction  (Commission File Number)        (IRS Employer
         incorporation)                                   Identification Number)


2809 Interstate 35 South
San Marcos, Texas                                         78666

(Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code:  (512) 753-6500

Previous address:   3800B Drossett Drive, Austin, Texas 78744-1131

(Former name or former address, if changed since last report)

Item 5. Other.

        On March 6, 1997, the Company entered into an Interim Loan Agreement ("Loan Agreement") and Promissory Note ("Note") with a large domestic manufacturing company ("Lender"), a Fortune 500
company,   with  whom  it  is  also  discussing  other   business
arrangements. The unsecured loan is for $500,000 and is payable on demand at any time after May 7, 1997. Interest is payable at
5%  per  annum.   The  Lender may credit  the  loan  against  any
purchase  price  it  agrees  to pay  for  any  other  securities,
however,   there   is  no  assurance  that  any  other   business
arrangements will be completed with the Lender.


Item 7.   Financial Statements and Exhibits.

     A redacted copy of the Loan Agreement and the Note are filed as Exhibits A and B to this report to maintain confidentiality of the Lender.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROSOURCE, INC.



By:     /s/
  James M. Rosel
  Vice President Finance
  and General Counsel

Date:  March 10, 1997

                                                      EXHIBIT A

                         LOAN AGREEMENT

     AGREEMENT made this 6th day of March, 1997, by and between ELECTROSOURCE, INC., a company organized and existing under the laws of the State of Delaware, having its principal office at 2809 IH 35 South, San Marcos, Texas ("Electrosource"), and ___________, a corporation organized and existing under the laws of __________, having its principal office at __________.

                           WITNESSETH:

     In consideration of the mutual promises and covenants hereinafter set forth and intending to be legally bound, IT IS
HEREBY AGREED AS FOLLOWS:

     1. Loan. Subject to the terms and conditions stated herein, upon execution of this Agreement, __________ shall loan to Electrosource, and Electrosource shall borrow from __________, the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) (the "Loan"), upon receipt of a promissory note substantially in the form of Annex A hereto (the "Note") executed in favor of __________ by Electrosource. Pursuant to the terms hereof, Electrosource shall have the privilege of repaying the Note at any time.

     2. Interest. Electrosource shall pay __________ interest as provided in the Note, computed on the amount of principal of the Loan outstanding from time to time hereunder, at an annual rate of five percent (5%), based on a year of three hundred sixty
(360) days.

     3. Term and Payment. The principal amount of the Loan then outstanding, plus all accrued and unpaid interest thereon, will be due and payable in full upon demand made no earlier than sixty
(60) days from the date hereof. Electrosource shall remit payment of principal and interest to __________ in immediately available funds at such account as __________ may indicate from time to time by written notice to Electrosource ("__________ Account").

     4. Prepayment and Payment. Electrosource may prepay in whole or in part amounts from time to time outstanding hereunder at any time without penalty. Any partial prepayment permitted hereunder must be in the amount of not less than One Hundred Thousand Dollars ($100,000), or an integral multiple thereof and made to __________ Account. __________ shall have the right to demand repayment in whole or in part of the Loan and all interest accrued thereon, upon five (5) business days' prior notice thereof to Electrosource made any time after sixty (60) days from the date hereof. __________ shall at any time have the option of crediting any unpaid principal of the Loan or interest thereon against any purchase price it agrees to pay for any securities, (including common or other stock or options to purchase securities or any promissory notes convertible into such securities) which it may subsequently agree to purchase from Electrosource.

     5. Ranking of Loan. Electrosource's obligations hereunder will rank at least pari passu in priority of payment and in all other respects with all other unsecured loans, debts or obligations of Electrosource. Electrosource shall not, while any amount of the Loan remains outstanding, offer to borrow funds from any third party on terms more favorable to the third party lender than those extended to __________ for the Loan with respect to security for the Loan, financial covenants or negative pledges of Electrosource in favor of such third party, repayment terms, or other significant matters, without offering such terms to _________ in writing.

     6. Default. Upon the occurrence of any one or more of the following events, the amount of principal of the Loan then outstanding, plus any accrued and unpaid interest thereon, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Electrosource.

     (a) Electrosource's failure to pay when due any interest due hereunder;

     (b) the sale by Electrosource of a material part of the business or assets of Electrosource other than in the ordinary course of business;

     (c) a resolution is passed or any order is made or other proceeding or action is taken with a view to the winding up, liquidation, dissolution or bankruptcy (whether voluntary or involuntary) of Electrosource;

     (d) an encumbrancer takes possession or a receiver is appointed of the whole or a material part of the property or assets of Electrosource, or if any distress, execution or other analogous process is levied or enforced upon or sued out against the whole or a material part of the business or assets of Electrosource and is not paid out or discharged within thirty days;

     (e) Electrosource is unable to pay its debts or ceases or threatens to cease to carry on its business or a material part thereof or becomes insolvent;

     (f) Electrosource compounds, or proposes, or enters into any reorganization or special arrangement with its creditors or any class thereof;

     (g) any security created by any debenture, mortgage or charge given by Electrosource becomes enforceable and steps are taken to enforce such security;

     (h) any indebtedness of Electrosource in respect of monies borrowed or otherwise raised by Electrosource is not paid when due (or within any applicable period of grace), or, if any guarantee or indemnity given by Electrosource in respect of monies borrowed or otherwise raised by others is not honored when validly called upon (or within any applicable period of grace);

     (i) the taking, closing or nationalization of a material part of the business or assets of Electrosource by governmental or legal action; or

     (j) any representation or warranty of Electrosource set forth in this Agreement is shown to be, or becomes false or untrue.

For the purposes of this Section 6, "a material part of the business or assets of Electrosource" means more than one-third of the gross assets of Electrosource as set forth in its most recent audited consolidated financial statements.

     7. Representations and Warranties of Electrosource. Electrosource hereby represents and warrants as follows:

     (a) Electrosource is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted by it require such qualification, except for such failure to so qualify or be in such good standing, which, when taken together with all other such failures, is not reasonably likely to have a material adverse effect on the financial condition, properties, business or results of operations of Electrosource or the interest of shareholders in Electrosource ( a "Material Adverse Effect"). Electrosource has the requisite corporate power and authority to carry on its business as it is now being conducted.

     (b) The Note when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued. The issuance of the Note will not be subject to any preemptive rights or rights of first refusal created by Electrosource.

     (c) Electrosource has the requisite corporate power and authority and has taken all corporate action necessary in order to authorize, execute and deliver this Agreement and the Note and to consummate the transactions contemplated hereby and thereby and to perform the acts contemplated on its part hereunder the thereunder. Each of this Agreement and the Note is a valid and legally binding agreement and obligation of Electrosource enforceable against Electrosource in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by equitable principles.

     (d) No notices, reports or other filings are required to be made by Electrosource with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Electrosource from, any governmental or regulatory authority, agency, commission, court or other entity, domestic or foreign ("Governmental Entity"), in connection with the execution and delivery of this Agreement or the Note by Electrosource, the consummation by Electrosource of the transactions contemplated hereby and the performance of the acts contemplated on the part of Electrosource hereunder, except as may be required under federal securities laws.

     (e) The execution and delivery of this Agreement and the Note by Electrosource do not, and the consummation by Electrosource of the transactions contemplated hereby and thereby and the performance of the acts contemplated on the part of Electrosource hereunder and thereunder will not, constitute or result in (i) a breach or violation of, or a default under, the Certificate of Incorporation or By-laws of the Company, or (ii) breach, violation or event triggering a right of termination of, or a default under, or the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time or both) pursuant to any provisions of any agreement, lease of real or personal property, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of Electrosource or any law, rule, ordinance or regulation, agreement, instrument or judgment, decree, order or award to which Electrosource is subject or any governmental or non-governmental authorization, consent, approval, registration, franchise, license or permit under which Electrosource conducts its business.

     (f) No investment banker, broker or finder is entitled to any financial advisory, brokerage or finder's fee or other similar payment from either ___________ or Electrosource based on agreements, arrangements or undertakings made by Electrosource or any of its directors, officers or employees in connection with the transactions and acts contemplated hereby.

     (g) In furnishing information to ___________ for purposes of this Agreement, to the best of Electrosource's information and belief, it has not made any untrue statements of a material fact to __________ or omitted to state a material fact necessary to make such statements not misleading to ___________ in light of the circumstances under which they were made.

     8. Waiver.  __________ shall not be deemed to have waived
any of its rights or remedies hereunder unless such waiver is in writing and is duly signed by an authorized officer of
___________.

     9. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of __________ and Electrosource and their respective successors and assigns. The rights of Electrosource hereunder are not capable of being assigned without the prior written consent of __________.

     10. Applicable Law. This Agreement shall be governed by and constructed in accordance with the laws of the State of ___________ U.S.A.

     11. Modifications. No modification or amendment to the terms and conditions of this Agreement shall be made except by a writing duly executed by __________ and Electrosource.

     12. Termination. This Agreement shall terminate upon the date all amounts borrowed by Electrosource hereunder and remaining outstanding on such date together with accrued interest thereon has been paid by Electrosource to ___________.

     IN WITNESS WHEREOF, the parties have caused this Loan
Agreement to be executed by their duly authorized representatives in a manner binding upon them as of the date first above written.

                                   __________

                                   By         /s/
ATTEST:

       /s/

                                   ELECTROSOURCE, INC.

                                   By          /s/
ATTEST:                                Michael G. Semmens
                                       President, CEO and Chairman
       /s/
Audrey T. Dearing
Corporate Secretary

                                                        ANNEX A


                       ELECTROSOURCE, INC.

$500,000                                           March 6, 1997

                         PROMISSORY NOTE

     FOR VALUE RECEIVED, Electrosource, Inc., a company organized and existing under the laws of the State of Delaware, having its principal office at 2809 IH 35 South, San Marcos, Texas ("Electrosource"), hereby promises to pay within five (5) business days of written notice of demand for repayment made by __________ to Electrosource any time after May 7, 1997, to the order of __________, a corporation duly organized and existing under the laws of the State of __________, having its principal office at __________, (a) Five Hundred Thousand Dollars ($500,000) ("Principal Amount") and (b) all accrued and unpaid interest on the Principal Amount. Interest on said Principal Amount shall accrue at a rate of five percent (5%) per annum computed on the basis of a year of 360 days.

     All payments of principal and interest pursuant to this Note are to be made in U.S. dollars and remitted to such an Account as __________ may from time to time specify in writing.

     This Note is issued pursuant to the Loan Agreement dated
March 6, 1997 between __________ and Electrosource and is subject to the terms and conditions thereof.

     IN WITNESS WHEREOF, Electrosource has caused this Note to be executed on its behalf by its duly authorized officer as of this _____ day of _______________.

                                   ELECTROSOURCE, INC.

                                   By:______________________


                                                          EXHIBIT B

                       ELECTROSOURCE, INC.

$500,000                                           March 6, 1997

                         PROMISSORY NOTE

     FOR VALUE RECEIVED, Electrosource, Inc., a company organized and existing under the laws of the State of Delaware, having its principal office at 2809 IH 35 South, San Marcos, Texas ("Electrosource"), hereby promises to pay within five (5) business days of written notice of demand for repayment made by __________ to Electrosource any time after May 7, 1997, to the order of __________, a corporation duly organized and existing under the laws of the State of __________, having its principal office at __________, (a) Five Hundred Thousand Dollars ($500,000) ("Principal Amount") and (b) all accrued and unpaid interest on the Principal Amount. Interest on said Principal Amount shall accrue at a rate of five percent (5%) per annum computed on the basis of a year of 360 days.

     All payments of principal and interest pursuant to this Note are to be made in U.S. dollars and remitted to such an Account as __________ may from time to time specify in writing.

     This Note is issued pursuant to the Loan Agreement dated
March 6, 1997 between __________ and Electrosource and is subject to the terms and conditions thereof.

     IN WITNESS WHEREOF, Electrosource has caused this Note to be executed on its behalf by its duly authorized officer as of this 6th day of March, 1997.

                                   ELECTROSOURCE, INC.

                                   By:        /s/
                                        James M. Rosel
                                        Vice President Finance
                                        and General Counsel